Financial Risk Management Objectives and Policies - Summary of Monitoring Capital Using Gearing Ratio (Details) - USD ($) $ in Thousands	Dec. 31, 2022	Dec. 31, 2021
Disclosure Of Financial Instruments [Line Items]
Total liabilities	$ 586,651	$ 353,521
Total assets	1,330,963	1,119,465
Capital Management
Disclosure Of Financial Instruments [Line Items]
Total liabilities	586,651	353,521
Total assets	$ 1,330,963	$ 1,119,465
Gearing ratio	44.00%	32.00%